 EXHIBIT 99.1

Kite Realty Group Trust
Investor Presentation
Information as of June, 30 2009

COMPANY OVERVIEW

  Only two developments under construction

  Significant pre-leasing

  Rent commencements throughout 2010

  Pursuing plan to reduce shadow pipeline costs by over $100 million

  Mitigating Development Exposure

  Equity Offerings in October 2008 and May 2009

  Over $200 million of property refinancings and extensions since 3Q 2008

  Property sales

  Proven Access to Capital

  265,000 square feet of productivity in 2Q 2009

  Second highest quarterly production since IPO

  Strengthened leasing team and revised compensation structure

  Bud Moll as new EVP of Leasing

  Increased Leasing Productivity

  55 Operating Properties in 9 states

  91.1% leased

  Diverse tenant base

  Strong demographics

  Stable Operating Portfolio

Information as of June 30, 2009

DIVERSE TENANT BASE

(1)

Annualized base rent represents the monthly contractual rent for June 2009 for each applicable tenant multiplied by 12.

(2)

S&P credit ratings for parent company as of 8/27/2009.

Largest single retail tenant comprises only 3.3% of total annualized base rent

Top 10 retail tenants account for only 21.8% of total annualized base rent

2

Information as of June 30, 2009

Number

% of

% of Portfolio

Of

Owned

Annualized

S&P

Tenant

Locations

GLA

Base Rent

(1)

Credit Rating

(2)

1

Publix

6

5.2%

3.3%

n/a

2

PetSmart

6

2.6%

2.9%

BB

3

Lowe's Home Improvement

2

2.3%

2.5%

A+

4

Marsh Supermarkets

2

2.2%

2.3%

n/a

5

Bed Bath & Beyond

5

2.4%

2.2%

BBB

6

Office Depot

5

2.3%

1.9%

B

7

Staples

4

1.6%

1.7%

BBB

8

Dick's Sporting Goods

2

2.3%

1.7%

n/a

9

Ross Stores

4

2.1%

1.7%

BBB

10

HEB Grocery

1

1.9%

1.6%

n/a

Total

24.9%

21.8%

Top 10 Retail Tenants

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.9%
2.6%
3.2%
3.3%
3.8%
4.8%
5.4%
6.5%
7.8%
10.6%
13.1%
WRI
FRT
KIM
KRG
RPT
DDR
REG
IRC
AKR
EQY
CDR

KRG
NYSE

DIVERSE TENANT BASE

Information as of June 30, 2009

Peer Group Assessment:

Top Tenant as a Percent of Annualized Base Rent

Publix

Wal-Mart/
Sam’s

TJ Maxx

Publix

Home
Depot

Kroger

Giant
Foods

A&P

Supervalu

Kroger

Bed Bath
Beyond

Source: Company filings.

Portfolio Demographics Comparison

Operating Portfolio vs. Development Pipelines

High quality assets with an average age of only eight years

Approximately half of the current portfolio was developed by KRG

Portfolio benefits from 100% non-owned anchor occupancy

Strong household incomes surrounding operating portfolio and development pipelines

Source: Applied Geographic Solutions.

STRONG DEMOGRAPHICS

Operating Portfolio

3 Mile

5 Mile

Development Pipeline

3 Mile

5 Mile

2009 Est. Population

49,501

121,571

2009 Est. Population

60,042

155,798

2014 Est. Population

55,139

134,542

2014 Est. Population

64,828

168,552

Projected Annual Growth

2.3%

2.1%

Projected Annual Growth

1.6%

1.6%

Average HH Income

$84,402

$83,469

Average HH Income

$87,331

$87,676

Radius

Radius

22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3.1%
7.7%
10.1%
10.9%
9.0%
10.9%
9.7%
4.3%
8.3%
6.8%
19.1%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

KRG
NYSE

WELL-STAGGERED LEASE EXPIRATIONS

(1)

Lease expirations of operating portfolio and excludes option periods and ground leases. Annualized base rent represents the monthly contractual rent for June 2009 for each applicable property multiplied by 12.

No more than 10.9% of total annualized rent is expected to rollover in any one year

Higher 2011-2014 rollover defers renewal negotiations to a potentially stronger leasing environment

Percentage of Lease Expiration by Total Annualized Base Rent (1)

Information as of June 30, 2009

PROVEN ACCESS TO CAPITAL

  Only $78 million outstanding as of June 30, 2009

  2012 maturity date including extension option

  Line of Credit

  $200 million in financings/extensions from October 2008 through June 2009

  $29 million construction loan on Eddy Street Commons at Notre Dame

  Property Level Financing

  $11 million – June 2009 ground leased land sales

  $24 million – December 2008 medical office and non-core shopping center sale

  Targeting $50 million in land sales to end users through 2012

  Non-Core Asset Sales

  $55 million – August 2008 unsecured 3 year term loan

  Unsecured Term Loan

  $88 million - May 2009 offering net proceeds

  $48 million - October 2008 offering net proceeds

  Equity Capital Markets

  $115 million of cash and availability as of June 30, 2009

  $12 million remaining 2009 debt maturities

  53% debt to gross assets at 6/30/09 - 900 basis point reduction from 9/30/08

  78% of total debt is fixed rate

  Only 3 CMBS loans totaling $32 million maturing through 2011

  The Result…

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
43.4%
46.8%
53.4%
56.1%
56.3%
60.2%
60.4%
66.0%
67.7%
72.1%
74.0%
EQY
FRT
KRG
WRI
AKR
CDR
REG
IRC
RPT
KIM
DDR

KRG
NYSE

Peer Group Assessment:

Debt Plus Preferred as a Percent of Gross Assets

MANAGING LEVERAGE

(1)

Source:  KeyBanc Capital Markets Leaderboard, 8/21/09.

$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$11,643
$35,761
$46,781
$55,000
$21,783
$15,613
$88,954
$77,800
$50,701
$8,229
$4,027
$32,334
$38,302
$155,374
2009
2010
2011
2012
2013
2014
2015
Thereafter
Mortgage Debt
KRG Share of Unconsol. Mortgage Debt
Construction Loans
Revolving Credit Facility
Term Loan

KRG NYSE

Scheduled Debt Maturities

MANAGING LEVERAGE

(1)

Maturities exclude annual principal amortization.

(2)

Includes effects of loan closings, payoffs, and commitments that occurred subsequent to June 30, 2009.

(3)

Amount due in 2012 includes the outstanding balance on our unsecured revolving credit facility, and assumes exercise of available extension option.

Extended or refinanced over $200 million in maturing debt since Q3 2008

Only $32 million of CMBS debt maturing through 2011

$16 million average loan balance maturing 2009 – 2010

Approximately 86% of debt maturities through 2012 are held on balance sheet by relationship banks including unsecured term loan

REDUCING DEVELOPMENT

Only 2 projects in the Current Development Pipeline

Eddy Street Commons at Notre Dame

70% pre-leased or committed

54% of projected costs incurred

Initial tenant rent commencement is anticipated for September 2009

Cobblestone Plaza

41% pre-leased with active junior anchor negotiations

92% of projected costs incurred

Initial tenant rent commencement occurred 2Q 2009

Capital Summary (Dollars in thousands)

Eddy Street Estimated Project Costs:                              $35,000

Cobblestone Plaza Estimated Project Costs:         $47,000

Total Cost Incurred as of 6/30/09:                          ($62,316)

Remaining Cost to be Spent:                                                     $19,684  -  To be funded by existing construction loans

Information as of June 30, 2009

Current Development Pipeline

REDUCING DEVELOPMENT

Reduced the estimated costs of the Shadow Pipeline by over $100 million

Capital Summary (Dollars in thousands)

KRG Share of Projected Total Costs as of 12/31/08:        $293,800

KRG Share of Projected Total Costs as of 6/30/09:           $185,300

Estimated Cost Reduction:                                                           $108,500

Focus on ground leases or land sales to transfer vertical construction costs to end users

Phased development aligns project scope with market conditions

Negotiated removal of residential and parking garage components of Delray Marketplace

Reflects the Company’s share of Parkside Town Commons at 20% upon commencement of construction

Information as of June 30, 2009

Shadow Pipeline

KITE REALTY GROUP

▪

50%
45%
40%
35%
30%
25%
20%
15%
42%
38%
35%
33%
32%
25%
24%
4Q 07
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09

KRG NYSE

Ongoing effort to reduce the size of our development pipeline.

Total Development Pipeline as a Percent of Gross Real Estate Assets (1,2)

(1)

Development Pipeline includes Current Developments, Redevelopments and Shadow Pipeline with the Company’s share of Parkside Town Commons reflected at 20%.

(2)

Also includes unconsolidated Gross Real Estate Assets with the Company’s share of Parkside Town Commons reflected at 20%.

REDUCING DEVELOPMENT

PEER GROUP ANALYSIS

Peer Group Assessment:

FFO Multiple

(1)

Source:  Thomson mean estimate as of August 27, 2009.

Assuming a peer group average
multiple of 10.8x, our stock is
trading at a 41% discount

Price

Consensus

Company

8/27/2009

Estimate

1

Multiple

Federal Realty

$61.83

$3.45

17.9x

Acadia Realty Trust

$15.41

$1.14

13.5x

Regency Centers Corp

$33.21

$2.46

13.5x

Kimco Realty Corporation

$12.43

$0.96

12.9x

Developers Diversified

$8.39

$0.78

10.8x

Equity One, Inc

$16.12

$1.59

10.1x

Weingarten Realty

$19.90

$2.23

8.9x

Inland Real Estate Corp

$8.73

$1.05

8.3x

Cedar Shopping Centers

$6.63

$0.96

6.9x

Ramco Gershenson

$10.81

$2.06

5.2x

Average

10.8x

Kite Realty Group

    $3.71

    $0.58

 6.4x

Priced with Average Multiple

    $6.27

10.8x

Current Discount

      40.8%

110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
22.9%
47.7%
51.1%
61.7%
64.8%
70.6%
85.4%
89.4%
101.7%
KIM
RPT
KRG
WRI
IRC
AKR
FRT
REG
EQY

KRG NYSE

Peer Group Assessment:

2009 AFFO PAYOUT RATIO

PEER GROUP ANALYSIS

(1)

Source:  KeyBanc Capital Markets Leaderboard, 8/21/09.

PEER GROUP ANALYSIS

KRG’s current dividend is fully
funded by free cash flow

KRG’s 7.2% yield is 120 basis points
higher than the peer group average

14

Peer Group Assessment:

Current Dividend Yield

(1)

Source:  Company filings.

(2)

Source:  KeyBanc Capital Markets Leaderboard, 8/21/09.

Current

AFFO

Price

Annual

Payout

Company

8/27/2009

Dividend

1

Yield

Ratio

2

Developers Diversified

$8.39

$0.80

9.5%

n/a

Ramco Gershenson

$10.81

$0.93

8.6%

47.7%

Equity One, Inc

$16.12

$1.20

7.4%

101.7%

Inland Real Estate Corp

$8.73

$0.57

6.5%

64.8%

Regency Centers Corp

$33.21

$1.85

5.6%

89.4%

Weingarten Realty

$19.90

$1.00

5.0%

61.7%

Acadia Realty Trust

$15.41

$0.72

4.7%

70.6%

Federal Realty

$61.83

$2.64

4.3%

85.4%

Kimco Realty Corporation

$12.43

$0.24

1.9%

22.9%

Cedar Shopping Centers

$6.63

n/a

n/a

n/a

Peer Group Average

6.0%

Kite Realty Group

$3.34

$0.24

7.2%

51.1%

12.0%
10.0%
8.0%
6.0%
4.0%
7.0%
7.6%
7.8%
7.9%
8.1%
8.5%
8.9%
9.0%
10.7%
AKR
WRI
EQY
REG
Peer Average
DDR
KIM
CDR
KRG

▪

▪

▪

KRG NYSE

Peer Group Analysis:

Implied Cap Rate

PEER GROUP ANALYSIS

(1)

Source:  Citigroup Investment Research, August 27, 2009.

Using the peer group average implied cap rate of 8.1%, KRG is trading at a 48% discount

KRG Share Price 8/27/09:     $3.71

KRG Share Price using 8.1% implied cap rate:     $7.20

GROWTH STRATEGY

Off Balance Sheet JV Capital

Redeploy Land Sale Proceeds

Lease-Up of Vacant Junior Boxes

Complete Current Development and Redevelopment Pipelines

Utilize Lender Relationships for First Look at Distressed
Opportunities

DISCLAIMER

       This presentation may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects, “anticipates,” “intends,” “plans,”
“believes,” “seeks,” “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.
Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.
Information concerning risk factors that could affect Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2008 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

17